UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2015

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53012	90-0687379
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

709 S. Harbor Blvd., Suite 250, Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (321) 725-0090

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 2, 2015, First Choice Healthcare Solutions, Inc. (the “Company”), a diversified holding company focused on delivering clinically superior, patient-centric, multi-specialty care through state-of-the-art medical centers of excellence, announced that its newly formed, wholly-owned subsidiary, CCSC Holdings, Inc. (“CCSC Holdings”), acquired a 40% interest in Crane Creek Surgery Center (“Crane Creek”) in exchange for cash consideration of $560,000. Crane Creek is an AAAHC accredited facility dedicated to delivering excellent, ambulatory surgical care in a convenient, comfortable outpatient environment.

The collective ownership of Crane Creek is comprised of CCSC Holdings, CCSC TBC Group, LLC (“TBC Group”), which is owned by Richard Hynes, M.D., FASC and Devin Datta, M.D.; and HMA Blue Chip Investments, LLC (Blue Chip Surgical Center Partners), which develops and manages 17 world class ambulatory surgery centers across the United States. Drs. Hynes and Datta are both affiliated with The B.A.C.K. Center, a First Choice medical center of excellence in Melbourne, Florida.

Together, CCSC Holdings and TBC Group own 75% interest in Crane Creek. In accordance with the Crane Creek Restated and Amended Operating Agreement, CCSC Holdings will exercise sufficient control over the business of Crane Creek that will allow First Choice to treat it as a variable interest entity (“VIE”), effective October 1, 2015. The Company has the power to make decisions that most significantly affect the economic performance of Crane Creek and to absorb significant losses or right to receive benefits that could potentially be significant. As a result, the Company will include the financial results of the VIE in its consolidated financial statements in accordance with generally accepted accounting principles.

Of the $560,000 cash consideration paid, CCSC Holdings borrowed $420,000 pursuant to a promissory note which bears interest at 8% per annum and matures on April 15, 2016 (the “Note”).  The Note is guaranteed by the Company’s CEO, Christian Romandetti, and the Company.  In addition, Mr. Romandetti personally pledged 1,000,000 shares of the Company’s common stock as collateral for the repayment of the Note.

Item 7.01	Regulation FD Disclosure

On November 2, 2015, the Company issued a press release announcing that Crane Creek Surgery Center has joined First Choice’s growing network of medical centers of excellence in the State of Florida. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. In accordance with General Instructions B.2 of Form 8-K, Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits: The following Exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release – November 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Registrant)

Date: November 2, 2015
/s/ Chris Romandetti
Name: Chris Romandetti
Chief Executive Officer